Variable Portfolio — Davis New York Venture Fund

Supplement dated September 14, 2012

to the Prospectus dated May 1, 2012

Davis Selected Advisers, L.P. will continue to provide services to the Fund through November 16, 2012.

Effective on or about November 16, 2012, the following changes are hereby made to the Fund’s prospectus:

The name of the Fund is changed to Variable Portfolio-Sit Dividend Growth Fund.

The “Principal Investment Strategies of the Fund” in the Summary of the Fund is superseded and replaced as follows:

Under normal market conditions, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) will be invested in dividend-paying common stocks. The Fund invests in dividend-paying, growth-oriented companies that are believed to exhibit the potential for growth and growing dividend. The Fund may invest in large to medium-sized companies with market capitalizations of at least $2 billion at the time of the Fund’s investment. The Fund may invest up to 25% of its net assets in foreign investments. Columbia Management Investment Advisers, LLC (the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, Sit Investment Associates, Inc. (Sit Investment or the Subadviser), which provides day-to-day portfolio management of the Fund.

The “Principal Risks of Investing in the Fund” in the Summary of the Fund is hereby revised to delete “Sector Risk” and “Value Securities Risk” and to add the following risks:

Dividend Paying Company Risk. Dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks during a broad market advance. In addition, stocks held by the Fund may reduce or stop paying dividends which could affect the Fund’s ability to generate income.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Mid-Cap Company Risk. Investments in mid-capitalization companies (mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and may be less liquid than the securities of larger companies, and securities of mid-cap companies may be less liquid than the securities of larger companies.

The Subadviser and Portfolio Managers named under the section “Fund Management” in the Summary of the Fund section is superseded and replaced as follows:

Subadviser: Sit Investment Associates, Inc.

Portfolio Manager	Title	Managed Fund Since
Roger J. Sit	Chief Investment Officer, Portfolio Manager	November 2012

Kent L. Johnson	Portfolio Manager	November 2012

Michael J. Stellmacher	Portfolio Manager	November 2012

The “Principal Investment Strategies of the Fund” in the More Information About the Fund section of the prospectus is superseded and replaced as follows:

Under normal market conditions, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) will be invested in dividend-paying common stocks. The Fund invests in dividend-paying, growth-oriented companies that are believed to exhibit the potential for growth and growing dividend. The Fund may invest in large to medium-sized companies with market capitalizations of at least $2 billion at the time of the Fund’s investment. The Fund may invest up to 25% of its net assets in foreign investments. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

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Columbia Management Investment Advisers, LLC (the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, Sit Investment Associates, Inc. (Sit Investment or the Subadviser), which provides day-to-day portfolio management of the Fund.

The Subadviser considers several factors in its evaluation of a company’s potential for above average long-term earnings, revenue, and dividend growth, including:

•	a record of paying dividends,

•	strong prospects for growing dividend payments indicated in part by growing earnings and cash flow,

•	unique product or service,

•	growing product demand,

•	dominant and growing market share,

•	management experience and capabilities, and

•	strong financial condition.

Since stocks that pay dividends tend to be less volatile and may not experience the same capital appreciation as stocks that don’t pay dividends, the Fund’s diversified portfolio of dividend paying stocks is expected to have lower volatility than that of the S&P 500 Index, but with a higher dividend yield and greater prospects for dividend growth.

When selling securities for the Fund, Sit Investment considers several factors, including changes in a company’s fundamentals, anticipated earnings, anticipated dividend payments and financial position.

The “Principal Risks of Investing in the Fund” in the More Information About the Fund section of the prospectus is superseded and replaced as follows:

Principal risks associated with an investment in the Fund include:

•	Active Management Risk

•	Dividend Paying Company Risk

•	Growth Securities Risk

•	Issuer Risk

•	Management Risk

•	Market Risk

•	Mid-Cap Company Risk

•	Risks of Foreign Investing

The description of the Subadviser and Portfolio Managers responsible for the Fund’s day-to-day management, as described under the section “Portfolio Management” in the More Information About the Fund section, is superseded and replaced as follows:

Subadviser: Sit Investment, which began serving as Subadviser to the Fund in November 2012, is located at 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402. Sit Investment, subject to the supervision of Columbia Management, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

The portfolio managers responsible for the day-to-day management of the Fund are:

Roger J. Sit, Chairman, President and CIO. He has over 21 years of industry experience.

Kent L. Johnson, Senior Vice President-Investments. He has over 23 years of industry experience.

Michael J. Stellmacher, Vice President-Research and Investment Management. He has over 21 years of industry experience.

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